Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Charles V. Bergh, certify that:
1. I have reviewed this annual report on Form 10-K/A of Levi Strauss & Co.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/S/ CHARLES V. BERGH
Charles V. Bergh
President and Chief Executive Officer
Date: February 12, 2015